Exhibit 99.1

Hart’s Marcellus Midstream Conference Randy Nickerson Senior VP and Chief Commercial Officer March 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: • Fluctuations and volatility of natural gas, NGL products, and oil prices; • A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; • A reduction in the demand for the products we produce and sell; • Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; • Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; • Construction, procurement, and regulatory risks in our development projects; • Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; • Terrorist attacks directed at our facilities or related facilities; • Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and • Failure to integrate recent or future acquisitions. 2

Geographic Footprint



Utica Shale
Pittsburgh Office
Antrim Shale
Corporate Office
Marcellus Shale
Woodford Shale
Tulsa Office
Granite Wash Formation
Huron/Berea Shale
Barnett Shale
Haynesville/Bossier Shale
Permian Basin
Houston Office
Eagle Ford Shale

SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Under construction:
  - 120 MMcf/d cryogenic processing capacity in East Texas

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Under construction:
  - 150 MMcf/d Langley expansion

LIBERTY
- Marcellus Shale
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- 60,000 Bbl/d C3+ fractionator
- Under construction:
  - ~1.1 Bcf/d processing capacity
  - 115,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

UTICA
- Joint Venture with EMG
- Under construction:
  - 200 MMcf/d cryogenic processing complex in Harrison County, Ohio
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County
  - Noble County processing complex

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 3

Growth Driven by Customer Satisfaction 4 MarkWest Ranked #1 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. 2011 Customer Satisfaction Survey

MarkWest Liberty Marcellus Project Schedule

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1.7 Bcf/d


Mahoning
Lawrence
Butler
Columbiana
Beaver
Carroll
Pennsylvania
Allegheny
Brooke
Ohio
Belmont
Majorsville I,II,III,IV
Fayette
Marshall
Greene
Monroe
Mobley I,II
Monongalia
Tyler
Marion
Preston
Sherwood I, II
Pleasants
Harrison
PROPOSED NGL GATHERING
MARINER WEST
TEPPCO PRODUCTS PIPELINE
EPD ATEX EXPRESS PIPELINE

Houston Processing and Fractionation Complex

Houston I, II, and III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
C3 pipeline	TEPPCO	Deliveries
NGL Storage	1.3	MM Bbls
Truck Loading	8	Bays
Under Construction		
Rail Loading (2Q12)	200	Rail cars
De-ethanization (mid-2013)	~38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d

Majorsville Processing and Fractionation Complex

Majorsville I and II	270	MMcf/d
NGL Pipeline to Houston		
Under Construction		
Majorsville III and IV (2013)	400	MMcf/d
De-ethanization (mid-2013)	~38,000	Bbl/d
De-ethanization (2014)	~38,000	Bbl/d

Mobley Processing Complex

Under Construction		
Mobley I (3Q12)	120	MMcf/d
Mobley II (4Q12)	200	MMcf/d
NGL Pipeline to Majorsville (2Q12)		

Sherwood Processing Complex

Under Construction		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d

MARKWEST ENERGY PARTNERS, L.P.
5

Houston Processing and Fractionation Complex 6

Majorsville Processing and Fractionation Complex 7

MarkWest Liberty's Processing Complexes Support Ethane Recovery

- MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system
- MarkWest Liberty is constructing three large de-ethanizers at its Houston and Majorsville processing complexes
  - The first phase will have capacity of 75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West
  - The second phase will increase the capacity to 115,000 Bbl/d of ethane and will be online in 2014
  - MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston



120,000
100,000
80,000
60,000
40,000
20,000
0
(Bbls/d)
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
MW Liberty Must Recover Ethane
MW Liberty Total Recoverable Ethane
MW Liberty Planned Ethane Fractionation Capacity

MARKWEST ENERGY PARTNERS, L.P. 8

Increasing Demand for US Ethane 9 US Ethylene Industry's Max Capability to Crack Ethane (1000 BPD) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Low Probability New Plants High Probability New Plants Converisons/Expansions/Restarts 2011 C2 Cracking Capability Source: En*Vantage, Industry Contacts

Project Mariner: A Comprehensive Solution 10 MarkWest Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia Proposed Shell Ethane Cracker

Mariner East: An Ethane and Propane Solution • Mariner East is a scalable project that can deliver ethane and propane to attractive North America and international NGL markets • Mariner East would transport a mixed E/P stream to Marcus Hook (Philadelphia) where the E/P mix would be fractionated into purity products • Creates a European market for Appalachian ethane and an alternative option for Gulf Coast ethane deliveries. Both options can be expanded as market opportunities mature • Projected propane production from the Marcellus and Utica supports the potential export of propane from the Northeast • Provides new pipeline options for delivering propane into Pennsylvania and New York markets using existing Sunoco pipeline assets • Potential propane exports include Belvieu-based sales to Caribbean and South America markets and naphtha-based sales to European markets 11 Sarnia Pittsburgh Gulf Coast Philadelphia

MarkWest Utica Overview



200 MMcf/d Harrison processing complex
Proposed NGL gathering
100,000 Bbl/d fractionation and marketing facilities
Proposed Shell ethane cracker
TEPPCO Pipeline
Houston
Majorsville
NGL pipeline
NGL pipeline
Noble processing complex
Mobley
Sherwood
Ohio
Pennsylvania
West Virginia
Summit
Portage
Trumbull
Mercer
Columbiana
Carroll
Jefferson
Guernsey
Belmont
Monroe
Washington
Greene
Marion
Tyler
Pleasants
Wood
Ritchie
Wirt
Jackson
Calhoun
Gilmer
Lewis
Upshur
Taylor

- **Joint venture with The Energy & Minerals Group (EMG) to develop significant midstream infrastructure to serve producers' drilling programs in the liquids-rich Utica shale in eastern Ohio**
  - EMG will fund the first $500 million of capital expenditures
- **Competitively positioned**
  - Leverages MarkWest's significant Marcellus and Appalachian assets, and extensive NGL marketing experience in the Northeast

Harrison Processing and Fractionation Complex

Under Construction

Harrison I (3Q12)	40	MMcf/d
Harrison II (1Q13)	125	MMcf/d
Harrison III (2013)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
C3 pipeline (4Q13)	TEPPCO	Deliveries
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (1H13)	8	Bays
Rail Loading (1H13)	200	Rail cars

Noble Processing Complex

Planned Construction

Noble I (2012)	10	MMcf/d
Noble II (2013)	200	MMcf/d

NGL Pipelines

Under Construction

NGL Pipeline from Harrison to Majorsville (4Q13)

NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P. 12

MarkWest is the Midstream Leader in Northeast Shales 13 Utica Shale Marcellus Shale Huron Shale

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925- 9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 14